EXHIBIT 10.1(m)
                                                                 ---------------


                   FIRST AMENDMENT TO INTERCREDITOR AGREEMENT


                  This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this "First Amendment") is dated as of April 1, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (each a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"), the financial institutions parties hereto, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Intercreditor Agreement dated as of March 14, 2001 (as in effect on the date hereof, the "Intercreditor Agreement"), by and among Company and the subsidiaries of Company party thereto, as borrowers, the financial institutions listed on the signature pages thereof as lenders, Administrative Agent, and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Intercreditor Agreement (as amended by this First Amendment).

                                    RECITALS

                  WHEREAS, on April 1, 2002 (the "Petition Date"), Borrowers filed a voluntary petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (such proceedings are hereinafter referred to as the "Chapter 11 Cases"), and each Borrower continues to operate its businesses and manage its properties as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code; and

                  WHEREAS, Borrowers have requested Pooled Facility Lenders to provide, and Pooled Facility Lenders have agreed to provide, on the terms and conditions set forth in that certain Debtor-In-Possession Credit Agreement dated as of April 1, 2002 (as amended, restated, supplemented or otherwise modified, the "DIP Credit Agreement") by and among Company and the subsidiaries of Company party thereto, as borrowers, DIP Lenders and DIP Agents, debtor-in-possession credit facilities consisting of (i) a revolving loan and letter of credit facility of up to $115,000,000, and (ii) an additional letter of credit facility of up to $367,853,962.13; and

                  WHEREAS, it is a condition precedent to the obligations of DIP Lenders to make loans and issue letters of credit under the DIP Credit Agreement that Borrowers, Subsidiary Guarantors, DIP Lenders and DIP Agents shall have entered into this First Amendment;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE INTERCREDITOR AGREEMENT

                  1.1. Provisions Relating to Defined Terms.

                  Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the definitions of "Borrower", "Creditor Parties", "Ratable Paydown", "Realized Deficiency", and "Realized Ratable Share" contained therein and inserting the following new definitions in the appropriate alphabetical order:

                  "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Southern District of New York.

                  "Borrower" shall have the meaning assigned to that term in the introduction to this Agreement and shall also include each Subsidiary of Company listed on the signature pages of the First Amendment as a Borrower and each New Borrower.

                  "Borrowing Order Entry Date" shall mean the day an order substantially in the form of Exhibit IX to the DIP Credit Agreement (with any modifications thereto approved by DIP Agents and Requisite DIP Lenders (or such other number of DIP Lenders as is required under the DIP Credit Agreement) in their sole discretion) is entered by the Bankruptcy Court in the Chapter 11 Cases after a final hearing under Bankruptcy Rule 4001(c)(2); provided that as of such day such order (x) is in full force and effect without amendment, supplement or other modification (other than amendments, supplements or modifications made with the express written consent or joinder of DIP Agents and Requisite DIP Lenders (or such other number of DIP Lenders as is required under the DIP Credit Agreement) and approved by the Bankruptcy Court), and
         (y) has not been reversed or stayed by the Bankruptcy Court or any other court of competent jurisdiction.

                  "Creditor Parties" shall mean Lenders, Existing Opt-Out Facility Agents, Existing Pooled Facility Agents, Credit Agent, Collateral Agent and DIP Agents.

                  "DIP Agents" shall mean the "Agents" as such term is defined in the DIP Credit Agreement.

                  "DIP Closing Date" shall mean the "Closing Date" as such term is defined in the DIP Credit Agreement.

                  "DIP Credit Agent" shall mean the "Administrative Agent" as such term is defined in the DIP Credit Agreement.

                  "DIP Credit Agreement" shall mean that certain
         Debtor-In-Possession Credit Agreement dated as of April 1, 2002, by and among certain Borrowers and certain other domestic Subsidiaries of Company, DIP Lenders and DIP Agents, as such agreement may be amended, supplemented or otherwise modified time to time.

                  "DIP Lenders" shall mean the financial institutions which are "Lenders" as defined in the DIP Credit Agreement.

                  "DIP Loan Documents" shall mean the "Loan Documents" as such term is defined in the DIP Credit Agreement.

                  "DIP Obligations" shall mean the "Obligations" as such term is defined in the DIP Credit Agreement.

                  "First Amendment" shall mean that certain First Amendment to Intercreditor Agreement dated as of April 1, 2002 by and among Borrowers, the Subsidiary Guarantors, the Lenders party thereto, Bank of America, N.A., as administrative agent for such Lenders, and Deutsche Bank AG, New York Branch, as documentation agent for such Lenders.

                  "Interim Borrowing Order" shall mean the "Interim Borrowing Order" as such term is defined in the DIP Credit Agreement.

                  "New Borrower" shall mean each Subsidiary of Company that is not a party to the Credit Agreement that is a borrower under the DIP Credit Agreement.

                  "Ratable Paydown" shall mean, with respect to any Opt-Out Lender at any time that a Realized Deficiency exists with respect to such Opt-Out Lender, the aggregate sum of such Opt-Out Lender's Realized Ratable Shares calculated with respect to each permanent prepayment of principal of the Pooled Facility Loans, each permanent principal reimbursement payment made in respect of honored drawings under the Pooled Letters of Credit, each permanent reduction of Revolving Loan Commitments and each permanent principal reimbursement payment made in respect of honored drawings under the Tranche B Letters of Credit described in clauses (i), (ii), (iii) and (iv) of the definition of Realized Ratable Share; provided, however, that the amount of the Ratable Paydown of any Opt-Out Lender shall be reduced pro rata by the amount of any financing needs for the project directly relating to the relevant Opt-Out Facility which is funded by the Borrowers after the Closing Date and is not recovered by the Borrowers from the sale price of such project (and reflected as a reduction in the Realized Deficiencies of Opt-Out Lenders relating to the relevant Opt-Out Facility) or through distributions from such project; and provided further, however, that the Ratable Paydown (and amounts owed with respect to the Ratable Paydown Indemnity) of any Opt-Out Lender with respect to the Anaheim Pond arena Opt-Out Facility shall not exceed, in any event, the Realized Deficiency of such Opt-Out Lender with respect to such Opt-Out Facility determined without giving effect to the last sentence of the definition of "Realized Deficiency".

                  "Realized Deficiency" shall mean, with respect to any Opt-Out Lender under a particular Opt-Out Facility, the total amount of such Opt-Out Lender's deficiency claim (including, without limitation, any interest, fees or other costs, to the extent reimbursable pursuant to the applicable Opt-Out Facility Documents as in effect on the date hereof) against Company under Company's guaranty of such Opt-Out Facility and/or under the Class A Palladium Put Agreement, Class B Palladium Put Agreement or Class II Senators Put Agreement (in each case, if any), determined after any disputes with respect thereto have been resolved by settlement agreement, by liquidation of such Opt-Out Lender's claim (including liquidation of the relevant Opt-Out Lender Collateral or, as the case may be, application of any Excluded Collateral) or by the judgment of a court of competent jurisdiction (including a bankruptcy court pursuant to Section 502(c) of the Bankruptcy Code or otherwise in any case under the Bankruptcy Code concerning Company or its Subsidiaries). In order to establish a Realized Deficiency (or the amount thereof) for purposes of this Agreement, an Opt-Out Lender shall not be required to take any action against any Person other than Company or its applicable Subsidiary, except to the extent expressly required by the applicable Opt-Out Facility Documents. Subject to the last proviso to the definition of "Ratable Paydown", for purposes of this Agreement a Realized Deficiency in the aggregate amount of $60,000,000 shall be deemed to exist with respect to the Anaheim Pond arena Opt-Out Facility during the period from the first issuance of a Tranche B Letter of Credit until the date on which a Realized Deficiency exists with respect to such Opt-Out Facility without giving effect to this sentence.

                  "Realized Ratable Share" shall mean, for any Opt-Out Lender under any Opt-Out Facility, with respect to (i) any repayment of principal on the Pooled Facility Loans on or after the Closing Date,
         (ii) any principal reimbursement payments made in respect of honored drawings under the Pooled Letters of Credit on or after the Closing Date (in each case under clause (i) and (ii), to the extent that such repayment does not result in an equal increase in the Revolving Loan Commitments or any other commitments in effect), (iii) any permanent reduction of the Revolving Loan Commitments, and (iv) any principal reimbursement payments made in respect of honored drawings under the Tranche B Letters of Credit on or after the Petition Date, as the case may be, the product of (a) the total amount of such Opt-Out Lender's Realized Deficiency multiplied by (b) the ratio obtained by dividing
         (x) the amount of such repayment of principal on the Pooled Facility Loans or the amount of such principal reimbursement payments made in respect of honored drawings under the Pooled Letters of Credit or such permanent reduction of the Revolving Loan Commitments or the amount of such principal reimbursement payments made in respect of honored drawings under the Tranche B Letters of Credit, as the case may be, by
         (y) the sum of the total Pooled Facility Exposure and the total Revolving Loan Exposure of all Lenders and the total Tranche B Loan Exposure, to be measured as of the time of any such repayment of principal on the Pooled Facility Loans or any such reimbursement of principal made in respect of honored drawings under the Pooled Letters of Credit or any such permanent reduction of the Revolving Loan Commitments or any such reimbursement of principal made in respect of honored drawings under the Tranche B Letters of Credit (without giving effect to such prepayment or reduction).

                  "Requisite DIP Lenders" shall mean the "Requisite Lenders" as such term is defined in the DIP Credit Agreement.

                  "Tranche A Facility" shall mean the revolving loan and letter of credit facility in the original principal amount of up to $115,000,000 established under the DIP Credit Agreement.

                  "Tranche A Lender" shall mean a Lender in its capacity as a holder of Tranche A Loan Exposure.

                  "Tranche A Letters of Credit" shall mean letters of credit issued under the Tranche A Facility.

                  "Tranche A Loan Exposure" shall mean, with respect to any Lender, as of any date of determination (i) prior to the termination of such Lender's commitments to extend credit under the Tranche A Facility, the amount of such commitment, and (ii) after the termination of the such commitment, the sum of (a) the aggregate outstanding principal amount of the loans made by that Lender under the Tranche A Facility plus (b) in the event that Lender is an issuer of Tranche A Letters of Credit, the maximum amount available to be drawn under Tranche A Letters of Credit issued by that Lender and the amount of any unreimbursed drawings under such Tranche A Letters of Credit (in each case net of any participations purchased by other Lenders in such Tranche A Letters of Credit or in such unreimbursed drawings) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Tranche A Letters of Credit or any unreimbursed drawings under any Tranche A Letters of Credit.

                  "Tranche B Facility" shall mean the letter of credit facility of up to $367,853,962.13 established under the DIP Credit Agreement to replace certain Pooled Letters of Credit and other letters of credit issued and outstanding under the Credit Agreement as of the date of the DIP Credit Agreement.

                  "Tranche B Lender" shall mean a Lender in its capacity as a holder of Tranche B Loan Exposure.

                  "Tranche B Letters of Credit" shall mean letters of credit issued under the Tranche B Facility.

                  "Tranche B Loan Exposure" shall mean with respect to any Lender, as of any date of determination (i) prior to the termination such Lender's commitments to extend credit under the Tranche B Facility, the amount of such commitment, and (ii) after the termination of such commitment, the sum of (a) the aggregate outstanding principal amount of the loans made by that Lender under the Tranche B Facility plus (b) in the event that Lender is an Issuing Lender of Tranche B Letters of Credit, the maximum amount available to be drawn under Tranche B Letters of Credit issued by that Lender and the amount of any unreimbursed drawings under such Tranche B Letters of Credit (in each case net of any participations purchased by other Lenders in such Tranche B Letters of Credit or in any such unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Tranche B Letters of Credit or any unreimbursed drawings under any Tranche B Letters of Credit.

                  1.2. Certain References to Pooled Facility Lenders and Collateral Agent.

                  Section 1 of the Intercreditor Agreement is hereby amended by inserting the following new Section 1.3 at the end thereof:

                  "Section 1.3  Certain References.

                        (a) Each reference to "Collateral Agent" in Section 6.1 (other than paragraph (g) thereof) shall be deemed to include the DIP Credit Agent.

                        (b) Each reference to a "Pooled Facility Lender" or the "Pooled Facility Lenders" in the definition of "Lenders" contained in this Agreement and each reference to a "Pooled Facility Lender" or the "Pooled Facility Lenders" in Section 4.1 of this Agreement shall be deemed to include each such Pooled Facility Lender in its capacity as a DIP Lender, if applicable. Notwithstanding anything to the contrary contained herein, no obligations owed to DIP Lenders or DIP Agents under the DIP Loan Documents shall constitute "Subordinated Obligations"."

                  1.3. Provisions Relating to Information.

                  Section 4.1 of the Intercreditor Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                  "Section 4.1 Information. In the event Collateral Agent proceeds to foreclose upon, collect, sell or otherwise dispose of or take any other action with respect to the Collateral, or any portion thereof, or to enforce any Collateral Document, or in the event Collateral Agent or DIP Credit Agent proposes to take any other action pursuant to this Agreement or requests instructions from the Secured Parties as provided herein, upon the request of Collateral Agent, Credit Agent or DIP Credit Agent, each of the following Parties agrees to promptly provide to Collateral Agent, Credit Agent or DIP Credit Agent, as applicable, the information described below:

                  (a) Credit Agent on behalf of Pooled Facility Lenders and Revolving Lenders agrees to promptly from time to time notify Collateral Agent and DIP Credit Agent of (i) the aggregate amount of principal of and interest on the Obligations as at such date as Collateral Agent or DIP Credit Agent may specify, (ii) the current Revolving Loan Commitment of each Revolving Lender under the Credit Agreement, the aggregate amount of all funded and unfunded participations under the Credit Agreement, the amounts due and payable under the Ratable Paydown Indemnity (upon notification from the relevant Opt-Out Lenders of a Realized Deficiency) and the amount of the Preferred Distribution, in each case as at such date as Collateral Agent or DIP Credit Agent may specify, and (iv) any payment received by Credit Agent to be applied to the principal of or interest on the Obligations. Credit Agent shall certify as to such amounts and Collateral Agent and DIP Credit Agent shall be entitled to rely conclusively upon such certification.

                  (b) DIP Credit Agent on behalf of DIP Lenders agrees to promptly from time to time notify Collateral Agent and Credit Agent of
         (i) the aggregate amount of principal of and interest on the DIP Obligations, the current commitments of each DIP Lender under the DIP Credit Agreement, and the aggregate amount of all funded and unfunded participations under the DIP Credit Agreement, in each case as at such date as Collateral Agent or Credit Agent may specify, and (ii) any payment received by DIP Credit Agent to be applied to the principal of or interest on the DIP Obligations. DIP Credit Agent shall certify as to such amounts and Collateral Agent and Credit Agent shall be entitled to rely conclusively upon such certification.

                  (c) Each Opt-Out Lender and Existing Opt-Out Facility Agent agrees to promptly from time to time notify Collateral Agent and DIP Credit Agent of (i) the aggregate amount of principal of and interest on the relevant Obligations arising under the relevant Opt-Out Facility as at such date as Collateral Agent or DIP Credit Agent may specify,
         (ii) the aggregate amount of all unfunded participations and commitments, and (iii) any payment received by such Opt-Out Lender or Existing Opt-Out Facility Agent to be applied to the principal of or interest on the Obligations. Each Opt-Out Lender and Existing Opt-Out Facility Agent shall certify as to such amounts and Collateral Agent and DIP Credit Agent shall be entitled to rely conclusively upon such certification.

                  (d) The Senior Debenture Trustee agrees, by acceptance of the benefits hereof, to promptly from time to time notify Collateral Agent of the outstanding principal amount of the Senior Debentures and the amount of accrued but unpaid interest thereon, at such date as Collateral Agent may specify. The Senior Debenture Trustee shall, or shall cause the registrar for the Senior Debentures to, certify as to such amount as reflected in the register maintained for such purpose by the Senior Debenture Trustee or such registrar, as the case may be, and Collateral Agent shall be entitled to rely conclusively upon such certification."

                  1.4. Provision Relating to Ratable Paydown Indemnity.

                  Section 5.2 of the Intercreditor Agreement is hereby amended by deleting it in its entirety therefrom and substituting therefor the following:

                  "Section 5.2 Ratable Paydown Indemnity. Borrowers and the relevant Opt-Out Lenders (or the relevant Existing Opt-Out Facility Agent) shall notify Collateral Agent and DIP Credit Agent of the existence and the amount of any Realized Deficiency as soon as Borrowers and such Opt-Out Lenders become aware of it. Upon receipt of such notice, Collateral Agent shall calculate the Realized Ratable Shares and Ratable Paydowns (if any) of the relevant Opt-Out Lenders (which calculations shall be delivered by the Collateral Agent to each other Creditor Party (with a copy to the Company) and unless the Collateral Agent shall have been notified by any Creditor Party in writing within five Business Days of receipt of such notice, such calculations shall be conclusive and binding) and Borrowers shall immediately be obligated to pay and indemnify each Opt Out Lender in the amount of such Opt-Out Lender's Ratable Paydown. It is understood and agreed that the Borrowers' obligation to pay the Ratable Paydown Indemnity as set forth herein shall only be due and payable if (i) a Realized Deficiency exists and (ii) the Pooled Facility Lenders and/or the Revolving Lenders have received a permanent cash paydown (which shall occur at any time the Pooled Facility Lenders and/or the Revolving Lenders receive cash in repayment of outstanding Obligations and there is no dollar for dollar increase in the Revolving Loan Commitments or at any time there is a permanent dollar for dollar reduction in the Revolving Loan Commitments) and/or the DIP Lenders have received a permanent cash paydown of funded amounts of Tranche B Facility Exposure (which shall occur at any time the DIP Lenders receive cash in repayment of outstanding honored drawings under Tranche B Letters of Credit). Notwithstanding anything to the contrary contained in this Agreement, (x) the Canadian Loss Sharing Lenders shall not at any time be entitled to any Ratable Paydown or any claim arising under the Ratable Paydown Indemnity, (y) no Opt-Out Lender shall be entitled to payments on account of the Opt-Out Facility Obligations if and to the extent that the sum of all such payments on account of the Opt-Out Facility Obligations to such Opt-Out Lender and all payments on account of the Ratable Paydown Indemnity to such Opt-Out Lender would exceed the aggregate Opt-Out Facility Exposure of such Opt-Out Lender, and (z) each Opt-Out Lender under the Anaheim Pond arena Opt-Out Facility hereby agrees to repay to the applicable Persons entitled to the same any payment made to such Opt-Out Lender that is subsequently determined to be contrary to the terms of the last proviso to the definition of "Ratable Paydown". Assuming the aggregate amount of the Pooled Facilities at such time is $469,264,742 and the aggregate amount of the Revolving Facility at such time is $19,297,717, immediately upon availability of the Tranche B Facility for the issuance of Tranche B Letters of Credit and after giving effect to the First Amendment the aggregate amount owed to the Opt-Out Lenders with respect to the Anaheim Pond arena Opt-Out Facility under the Ratable Paydown Indemnity would be $13,600,000."

                  1.5. Miscellaneous Provisions.

                  Section 7.1(f) of the Intercreditor Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                       "(f) The Collateral Agent may deem and treat the Secured Parties executing and delivering this Agreement, the First Amendment and the Senior Debenture Trustee as the "Secured Parties" for all purposes hereof unless and until (i) a notice of the assignment or transfer of any interest held by such Party shall have been filed with the Collateral Agent in accordance with the terms of the Credit Agreement, (ii) with respect to the Opt-Out Lenders, the Existing Opt-Out Facility Agents shall have so notified the Collateral Agent, or
         (iii) with respect to the DIP Lenders, the DIP Credit Agent shall have so notified the Collateral Agent. Company agrees that it will advise the Collateral Agent of any transfer by any Creditor Party of any Pooled Facility Exposure, Opt-Out Facility Exposure, Tranche A Loan Exposure or Tranche B Loan Exposure held by such Creditor Party and will, from time to time upon request of the Collateral Agent, deliver a list to the Collateral Agent (which shall be distributed by the Collateral Agent to each Creditor Party) setting forth, for the Pooled Facility Exposure, the Opt-Out Facility Exposure, the Tranche A Loan Exposure and the Tranche B Loan Exposure, the unpaid principal amount and holder thereof. The Collateral Agent may rely on such list unless, after the distribution thereof, the Collateral Agent is notified by a Secured Party that such information as set forth on such list is inaccurate."

         SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this First Amendment and to amend the Intercreditor Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                  2.1. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Intercreditor Agreement as amended by this First Amendment (the "Amended Agreement").

                  2.2. Authorization of Agreements. The execution and delivery of this First Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower.

                  2.3. No Conflict. The execution and delivery by each Loan Party of this First Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, Intercreditor Agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, Intercreditor Agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

                  2.4. Governmental Consents. The execution and delivery by each Loan Party of this First Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  2.5. Binding Obligation. This First Amendment has been duly executed and delivered by each Loan Party, and each of this First Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        SECTION 3. ACKNOWLEDGEMENT AND CONSENT

                  3.1. Loan Party Acknowledgements. Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this First Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this First Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  3.2. Borrower and Loan Party Acknowledgements. Borrowers and Lenders hereby acknowledge that the obligations of Borrowers arising under Sections 5.2 and 5.3 of the Amended Agreement are and shall be pre-Petition Date secured obligations of the relevant Borrowers.

                  3.3. New Borrowers. Each New Borrower hereby acknowledges and agrees that by executing and delivering this First Amendment it shall become a Borrower under the Intercreditor Agreement and hereafter shall have the rights and obligations of a Borrower thereunder. Each New Borrower agrees to be bound by all of the terms of the Intercreditor Agreement as fully as if such New Borrower was one of the original Borrowers party thereto.

         SECTION 4. MISCELLANEOUS

                  4.1. Reference to and Effect on the Intercreditor Agreement and the Other Loan Documents.

                       A. On and after the effective date of any of the amendments contained herein, each reference in the Intercreditor Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Intercreditor Agreement, and each reference in the other Loan Documents to the "Intercreditor Agreement", "thereunder", "thereof" or words of like import referring to the Intercreditor Agreement shall mean and be a reference to the Amended Agreement.

                       B. Except as specifically amended by this First Amendment, the Intercreditor Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                       C. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, any DIP Agent, Collateral Agent, Credit Agent or any Lender, under the DIP Loan Documents, the Intercreditor Agreement or any of the other Loan Documents.

                  4.2. Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this First Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  4.3. Headings. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

                  4.4. Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  4.5. Counterparts; Effectiveness. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment shall become effective upon (i) the execution of a counterpart hereof by Requisite Lenders,
(ii) receipt by Company, Credit Agent and DIP Agent of written or telephonic notification of such execution and authorization of delivery thereof, and (iii) receipt by Credit Agent, for distribution (as appropriate) to DIP Agents and DIP Lenders, of all reasonable and documented costs and expenses (including legal fees and other out-of-pocket expenses) of DIP Agents and DIP Lenders incurred in connection with this First Amendment and the transactions contemplated hereby, including such fees and expenses of (a) O'Melveny & Myers LLP, counsel to DIP Agents, (b) Ernst & Young Corporate Finance LLC, and (c) counsel to DIP Lenders to the extent invoiced to Company prior to the DIP Closing Date.

                  4.6. Notice Addresses. For the purposes of the Intercreditor Agreement, the addresses of the parties thereto (until notice of a change thereof is delivered as provided in Section 7.1(a) of the Intercreditor Agreement) shall be as set forth under each party's name on the signature pages attached hereto.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                              COVANTA ENERGY CORPORATION

                              By: /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------
                                  Name:  Jeffrey R. Horowitz, Esq.
                                  Title:  Authorized Officer

                              Each of the entities listed on Schedule A annexed hereto

                              By: /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------
                                  Name:  Jeffrey R. Horowitz, Esq.
                                  Title:  Authorized Officer

                              Each of the entities listed on Schedule B annexed hereto

                              By: /s/ William J. Metzger
                                 -----------------------------------------------
                                  Name:  William J. Metzger
                                  Title:  Authorized Officer

                                  Notice Address for each Borrower:
                                           c/o Covanta Energy Group, Inc.
                                           40 Lane Road
                                           Fairfield, New Jersey  07007
                                           Attn:  Jeffrey Horowitz, Esq.

SUBSIDIARY GUARANTORS::

                              Each of the entities listed on Schedule C annexed hereto

                              By: /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------
                                  Name:  Jeffrey R. Horowitz, Esq.
                                  Title:  Authorized Officer

                              Notice Address for each Subsidiary Guarantor:
                                       c/o Covanta Energy Group, Inc.
                                       40 Lane Road
                                       Fairfield, New Jersey  07007
                                       Attn:  Jeffrey Horowitz, Esq.

                              Each of the entities named on Schedule D annexed hereto

                              By: /s/ William J. Metzger
                                 -----------------------------------------------
                                  Name:  William J. Metzger
                                  Title:  Vice President and Treasurer

                              Notice Address for each Subsidiary Guarantor:
                                       c/o Covanta Energy Group, Inc.
                                       40 Lane Road
                                       Fairfield, New Jersey  07007
                                       Attn:  William Metzger

AGENTS AND LENDERS:

                              BANK OF AMERICA, N.A.
                              as Administrative Agent and Collateral Agent and as a Lender

                              By: /s/ Michael R. Heredia
                                 -----------------------------------------------
                                  Name:  Michael R. Heredia
                                  Title:  Managing Director

                              Notice Address:
                                       Attention:  Barry Flynn
                                       1 Independence Center
                                       101 North Tryon Street
                                       Charlotte, N.C. 28255

                              DEUTSCHE BANK AG, NEW YORK BRANCH
                              As Documentation Agent and as a Lender

                              By: /s/ Keith C. Braun
                                 -----------------------------------------------
                                  Name:  Keith C. Braun
                                  Title:  Director

                              By: /s/ Mark B. Cohen
                                 -----------------------------------------------
                                  Name:  Mark B. Cohen, Managing Director
                                  Title:  Head of Workout

                              Notice Address:
                                       Attention:  Keith C. Braun
                                       Deutsche Bank AG
                                       New York Branch
                                       31 West 52nd St., 7th floor
                                       New York, NY  10019

                              ABN AMRO BANK N.V.
                              as a Lender

                              By: /s/ Neil J. Bivona
                                 -----------------------------------------------
                                  Name:  Neil J. Bivona
                                  Title:  Vice President

                              By: /s/ Steven C. Wimpenny
                                 -----------------------------------------------
                                  Name:  Steven C. Wimpenny
                                  Title:  Group Senior Vice President

                              Notice Address:
                                       Attention:  Credit Administration
                                       ABN AMRO Bank N.V.
                                       208 South LaSalle Street, Suite 1500
                                       Chicago, IL  60604-1003

                              BANK OF AMERICA SECURITIES LLC,
                              as agent for BANK OF AMERICA, N.A.
                              as a Lender

                              By: /s/ Gregory Ford
                                 -----------------------------------------------
                                  Name:  Gregory Ford
                                  Title:  Managing Director

                              By:
                                 -----------------------------------------------

                              Notice Address:
                                       Attention:  Jon Barnes
                                       Bank of America
                                       100 North Tyron Street
                                       Charlotte, NC  28255

                              BANK OF MONTREAL,
                              as a Lender

                              By: /s/ Heather L. Turf
                                 -----------------------------------------------
                                  Name:  Heather L. Turf
                                  Title:  Director

                              Notice Address:
                                       Attention:  Heather Turf
                                       Bank of Montreal
                                       115 S. LaSalle Street, 12th Floor West
                                       Chicago, Il  60603

                              THE BANK OF NOVA SCOTIA,
                              as a Lender

                              By: /s/ Joseph J. Farricielli, Jr.
                                 -----------------------------------------------
                                  Name:  Joseph J. Farricielli, Jr.
                                  Title:  Director

                              Notice Address:
                                       Attention:  Joseph J. Farricielli, Jr.
                                       The Bank of Nova Scotia
                                       One Liberty Plaza, 23rd Floor
                                       New York, NY  10006

                              BAYERISHCE HYPO-UND VEREINSBANK AG,
                              as a Lender

                              By: /s/ John Sweeney
                                 -----------------------------------------------
                                  Name:  John Sweeney
                                  Title:  Director

                              By: /s/ C. Theodore Wolf
                                 -----------------------------------------------
                                  Name:  C. Theodore Wolf
                                  Title:  Director

                              Notice Address:
                                       Attention:  Salvatore Esposito
                                       Bayerische Hypo-und Vereinsbank AG
                                       105 E. 42nd Street
                                       New York, NY  10017

                              BNP PARIBAS,
                              as a Lender

                              By: /s/ Barbara Eppolito
                                 -----------------------------------------------
                                  Name:  Barbara Eppolito
                                  Title:  Vice President

                              By: /s/ Kathryn Quinn
                                 -----------------------------------------------
                                  Name:  Kathryn Quinn
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Barbara Eppolito
                                       BNP Paribas
                                       787 Seventh Avenue
                                       New York, NY  10019

                              COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender

                              By: /s/ Robert Donohue
                                 -----------------------------------------------
                                  Name:  Robert Donohue
                                  Title:  Senior Vice President

                              By: /s/ Peter Doyle
                                 -----------------------------------------------
                                  Name:  Peter Doyle
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Robert Donohue
                                       Commerzbank AG
                                       2 World Financial Center
                                       New York, NY  10281

                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender

                              By: /s/ James B. Hallock
                                 -----------------------------------------------
                                  Name:  James B. Hallock
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  James B. Hallock
                                       Credit Lyonnais New York Branch
                                       1391 Avenue of the Americas
                                       New York, NY  10019

                              MIZUHO CORPORATION BANK, LTD., NEW YORK BRANCH, as a Lender

                              By: /s/ Timothy White
                                 -----------------------------------------------
                                  Name:  Timothy White
                                  Title:  Senior Vice President

                              Notice Address:
                                       Attention:  David E. Lim
                                       Mizuho Corporate Bank, Ltd.
                                       New York Branch
                                       1633 Broadway 40th Floor
                                       New York, NY  10019

                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as a Lender

                              By: /s/ Joel Thomas
                                 -----------------------------------------------
                                  Name:  Joel Thomas
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Joel Thomas
                                       301 South College Street, DC-5
                                       Charlotte, North Carolina  28288

                              US BANK NATIONAL ASSOCIATION (formerly known as Firstar Bank, N.A.), as a Lender

                              By: /s/ Alan R. Milster
                                 -----------------------------------------------
                                  Name:  Alan R. Milster
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Alan R. Milster
                                       Firstar Bank, N.A.
                                       7th Floor - Special Assets
                                       One Firstar Plaza
                                       Seventh & Washington
                                       St. Louis, MO  63101

                              FLEET NATIONAL BANK,
                              as a Lender

                              By: /s/ Michael F. O'Neill
                                 -----------------------------------------------
                                  Name:  Michael F. O'Neill
                                  Title:  Senior Vice President

                              Notice Address:
                                       Attention:  Michael F. O'Neill
                                       Fleet National Bank
                                       100 Federal Street
                                       Mail Stop:  MA DE  10006A
                                       Boston, MA  02110

                              HSBC BANK USA,
                              as a Lender

                              By: /s/ Carol A. Kraus
                                 -----------------------------------------------
                                  Name:  Carol A. Kraus
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Carol A. Kraus
                                       HSBC Bank USA
                                       140 Broadway
                                       New York, NY  10005

                              THE HUNTINGTON NATIONAL BANK,
                              as a Lender

                              By: /s/ Thomas P. Krumel
                                 -----------------------------------------------
                                  Name:  Thomas P. Krumel
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Thomas P. Krumel
                                       The Huntington National Bank
                                       917 Euclid Avenue, CM66
                                       Cleveland, OH  44115

                              THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as a Lender

                              By: /s/ Takuya Honjo
                                 -----------------------------------------------
                                  Name:  Takuya Honjo
                                  Title:  Deputy General Manager

                              Notice Address:
                                       Attention:  John Davies
                                       The Industrial Bank of Japan Trust
                                       Company
                                       1251 Avenue of the Americas
                                       New York, NY  10020

                              LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender

                              By: /s/ Dorothy A. Lacher
                                 -----------------------------------------------
                                  Name:  Dorothy A. Lacher
                                  Title:  Senior Vice President
                                          Corporate Finance Division
                                          Structured Finance Department

                              By: /s/ David A. Leech
                                 -----------------------------------------------
                                  Name:  David A. Leech
                                  Title:  Vice President
                                          Corporate Finance Division
                                          Structured Finance Department

                              Notice Address:
                                       Attention:  David A. Leech
                                       Landesbank Hessen-Thuringen Girozentrale
                                       420 Fifth Avenue, 24th Floor
                                       New York, NY  10018

                              THE ROYAL BANK OF SCOTLAND, plc,
                              as a Lender

                              By: /s/ Graeme Hunter
                                 -----------------------------------------------
                                  Name:  Graeme Hunter
                                  Title:  Senior Vice President, Specialized
                                  Lending Services

                              Notice Address:
                                       Attention:  Graeme Hunter
                                       Specialized Lending Services
                                       10th Floor
                                       101 Park Avenue
                                       New York, NY  10178

                              NATIONAL WESTMINISTER BANK PLC, New York and/or Nassau Branch, as a Lender

                              By: /s/ Graeme Hunter
                                 -----------------------------------------------
                                  Name:  Graeme Hunter
                                  Title:  Senior Vice President, Specialized
                                  Lending Services

                              Notice Address:
                                       Attention:  Graeme Hunter
                                       Specialized Lending Services
                                       10th Floor
                                       101 Park Avenue
                                       New York, NY  10178

                              SANPAOLO IMI S.p.A.,
                              as a Lender

                              By: /s/ Carlo Persico
                                 -----------------------------------------------
                                  Name:  Carlo Persico
                                  Title:  GM

                              By: /s/ Robert Wurster
                                 -----------------------------------------------
                                  Name:  Robert Wurster
                                  Title:  SVP

                              Notice Address:
                                       Attention:  Robert Wurster
                                       San Paolo IMI S.p.A.
                                       245 Park Avenue, 35th Floor
                                       New York, NY  10167

                              UFJ BANK LIMITED,
                              NEW YORK BRANCH
                              (formerly knows as The Sanwa Bank,Limited), as a Lender

                              By: /s/ Nobuo Harima
                                 -----------------------------------------------
                                  Name:  Nobuo Harima
                                  Title:  Vice President

                              THE SUMITOMO TRUST & BANKING CO., LTD.
                              NY BRANCH,
                              as a Lender

                              By: /s/ Elizabeth A. Quirk
                                 -----------------------------------------------
                                  Name:  Elizabeth A. Quirk
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Elizabeth A. Quirk
                                       The Sumitomo Trust & Banking Co., Ltd.
                                       NY Branch
                                       527 Madison Avenue
                                       New York, NY  10022

                              SUNTRUST BANK,
                              as a Lender

                              By: /s/ Maria Mamilovich
                                 -----------------------------------------------
                                  Name:  Maria Mamilovich
                                  Title:  Director

                              Notice Address:
                                       Attention:  Maria Mamilovich
                                       SunTrust Bank
                                       711 Fifth Avenue, 16th Floor
                                       New York, NY  10022

                              THE BANK OF NEW YORK,
                              as a Lender

                              By: /s/ Peter W. Helt
                                 -----------------------------------------------
                                  Name:  Peter W. Helt
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Peter W. Helt
                                       Bank of New York
                                       1 Wall Street, 16th Floor
                                       New York, NY  10286

                              JPMORGAN CHASE BANK
                              (formerly known as the Chase Manhattan Bank), as a Lender

                              By: /s/ Michael Lancia
                                 -----------------------------------------------
                                  Name:  Michael Lancia
                                  Title:  Vice President

                              Notice Address:
                                       Attention:  Michael Lancia
                                       JPMorgan Chase Bank
                                       380 Madison Avenue
                                       Special Loan - 9
                                       New York, NY  10017

                              THE TORONTO-DOMINION BANK,
                              as a Lender

                              By: /s/ Mark A. Baird
                                 -----------------------------------------------
                                  Name:  Mark A. Baird
                                  Title:  Manager Credit Administration

                              Notice Address:
                                       Attention:  Mark A. Baird
                                       Toronto Dominion (Texas), Inc.
                                       909 Fannin Street, 17th Floor
                                       Houston, TX  77010

                              UBS AG, STAMFORD BRANCH,
                              as a Lender

                              By: /s/ Kelly Smith
                                 -----------------------------------------------
                                  Name:  Kelly Smith
                                  Title:  Director
                                          Recovery Management

                              By: /s/ David J. Kalal
                                 -----------------------------------------------
                                  Name:  David J. Kalal
                                  Title:  Executive Director
                                          Recovery Management

                              Notice Address:
                                       Attention:  Marie Haddad
                                       UBS AG, Stamford Branch
                                       677 Washington Blvd.
                                       Stamford, CT  06901

                              WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as a Lender

                              By: /s/ Salvatore Battinelli
                                 -----------------------------------------------
                                  Name:  Salvatore Battinelli
                                  Title:  Managing Director

                              By: /s/ Walter T. Duffy III
                                 -----------------------------------------------
                                  Name:  Walter T. Duffy III
                                  Title:  Associate Director

                              Notice Address:
                                       Attention:  Walter T. Duffy III
                                       Westdeutsche Landesbank Girozentrale
                                       1211 Avenue of the Americas
                                       New York, NY  10036